-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A




                                 CURRENT REPORT

     Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):

                                December 3, 1998


                                 PROLOGIS TRUST
             (Exact name of registrant as specified in its charter)



          Maryland                  01-12846                 74-2604728
(State or other jurisdiction (Commission File Number)     (I.R.S. Employer
     of incorporation)                                   Identification No.)


               14100 East 35th Place                 80011
                 Aurora, Colorado                  (Zip Code)
     (Address of principal executive offices)



       Registrant's telephone number, including area code: (303) 375-9292


                                 Not Applicable
          (Former name or former address, if changed since last report)




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

ITEM 5.  OTHER EVENTS

         This Current Report on Form 8-K/A is being filed by ProLogis Trust ("ProLogis") to restate information included in the Current Report on Form 8-K filed with the Securities and Exchange Commission on December 4, 1998. The original Form 8-K reported significant changes in ProLogis' portfolio of industrial distribution facilities, and contains audited financial information for certain industrial distribution facilities acquired by ProLogis.

Acquisitions:

              The following acquisitions of light industrial and bulk distribution facilities in ProLogis' target markets were completed by ProLogis from unrelated parties. ProLogis acquired these facilities because ProLogis' management believes that these facilities represent excellent opportunities for long-term above-average growth in rental income and cash flow. Additionally, ProLogis was able to acquire these facilities at significant discounts to replacement cost.

              On January 14, 1997, ProLogis acquired the Alsip Distribution Center #1 located in the South Cook County sub-market of the Chicago, Illinois market. The facility is classified as bulk distribution and consists of 464,818 square feet. The purchase price was approximately $8.5 million and there were no leases signed on the date of purchase.
The building was renovated in 1998 and was 16% leased at October 31, 1998.

              On February 4, 1997, ProLogis acquired the Copans Distribution Center #1 located in the I-95 North sub-market of the Broward County, Florida market. The facility is classified as bulk distribution and consists of 68,806 square feet. The purchase price was approximately $2.2 million and was 100% leased on the date of purchase and at October 31, 1998.

              On February 14, 1997, ProLogis acquired the Great Southwest Distribution Center #1 located in the Great Southwest sub-market of the Dallas/Ft. Worth market. The facility is classified as bulk distribution and consists of 45,000 square feet. The purchase price was approximately $1.0 million and there were no leases signed on the date of purchase. The facility was 100% leased at October 31, 1998.

              On February 26, 1997, ProLogis acquired the Brunswick Distribution Center #1 located in the Route 287/I-95 sub-market of the Northern New Jersey market. The facility is classified as bulk distribution and consists of 152,265 square feet. The purchase price was approximately $3.8 million. The facility was 88% leased on the date of purchase and was 100% leased at October 31, 1998.

              On February 28, 1997, ProLogis acquired the Atlanta NE Distribution Center #8 located in the Northeast sub-market of the Atlanta, Georgia market. The facility is classified as bulk distribution and consists of 151,644 square feet. The purchase price was approximately $3.6 million and the facility was 23% leased on the date of purchase.
The facility was 100% leased at October 31, 1998.

              On March 6, 1997, ProLogis acquired the Great Southwest Distribution Center #13 located in the Great Southwest sub-market of the Dallas/Ft. Worth market. The facility is classified as bulk distribution and consists of 50,400 square feet. The purchase price was approximately $1.3 million and there were no signed leases on the date of purchase. The facility was 100% leased at October 31, 1998.

              On March 21, 1997, ProLogis acquired the Addison Distribution Center #1 located in the Army Trail Corridor sub-market of the Chicago, Illinois market. The facility is classified as bulk distribution and consists of 135,579 square feet. The purchase price was approximately $4.3 million and the facility was 33% leased on the date of purchase and was 100% leased at October 31, 1998.

              On March 25, 1997, ProLogis acquired the Monterrey Industrial Center #1 and #2 located in the Apodaca sub-market of the Monterrey, Mexico market. The facility is classified as bulk distribution and consists of 149,243 square feet. The purchase price was approximately $4.5 million. The facility was 100% leased on the date of purchase and at October 31, 1998.

              On May 22, 1997, ProLogis acquired the Kentucky Drive Business Center #1 - 4 located in the I-75 North sub-market of the Cincinnati, Ohio market. The facility is classified as light industrial and consists of 172,081 square feet. The purchase price was approximately $3.7 million. The facility was 93% leased on the date of purchase and was 97% leased at October 31, 1998.

              On June 2, 1997, ProLogis acquired the Eemhaven Distribution Center #1 located in the South sub-market of the Rotterdam, Netherlands market. The facility is classified as bulk distribution and consists of 138,285 square feet. The purchase price was approximately $7.6 million. The facility was 100% leased on the date of purchase and at October 31, 1998.

              On June 2, 1997, ProLogis acquired the Meadowland Industrial Center #2 located in the Meadowland sub-market of the Northern New Jersey market. The facility is classified as bulk distribution and consists of 488,569 square feet. The purchase price was approximately $9.9 million and there were no signed leases on the date of purchase. The facility has been renovated and was 100% leased at October 31, 1998.

              On June 12, 1997, ProLogis acquired the Great Southwest Distribution Centers #14, #15 and #16 located in the Great Southwest sub-market of the Dallas/Ft. Worth market. The facility is classified as bulk distribution and consists of 265,750 square feet. The purchase price was approximately $6.9 million. The facility was 100% leased on the date of purchase and at October 31, 1998.

              On June 27, 1997, ProLogis acquired the Elmhurst Distribution Center #1 and the Woodale Distribution Center located in the Army Trail Corridor and O'Hare sub-markets of the Chicago, Illinois market. The facilities are classified as bulk distribution and consist of 180,955 square feet. The purchase price was approximately $6.5 million. The facilities were 100% leased on the date of purchase and at October 31, 1998.

              On June 27, 1997, ProLogis acquired the Earth City Industrial Center #1 - 4 located in the Earth City sub-market of the St. Louis, Missouri market. The facility is classified as bulk distribution and consists of 449,089 square feet. The purchase price was approximately $11.9 million. The facility was 88% leased on the date of purchase and was 100% leased at October 31, 1998.

              On July 10, 1997, ProLogis acquired the Freeport Distribution Centers #3 and #4 located in the DFW/Freeport North sub-market of the Dallas/Ft. Worth market. The facility is classified as bulk distribution and consists of 93,314 square feet. The purchase price was approximately $2.4 million and there were no signed leases on the date of purchase.
The facility was 100% leased at October 31, 1998.

              On July 15, 1997, ProLogis acquired the Interstate North Business Park #1 and #2 located in the North Charlotte sub-market of the Charlotte, North Carolina market. The facility is classified as light industrial and consists of 148,394 square feet. The purchase price was approximately $3.6 million. The facility was 91% leased on the date of purchase and was 93% leased at October 31, 1998.

              On July 30, 1997, ProLogis acquired the Interstate Mitry Mory Distribution Center #1 located in the North sub-market of the Paris, France market. The facility is classified as bulk distribution and consists of 301,994 square feet. The purchase price was approximately $7.2 million. The facility was 100% leased at the date of purchase and at October 31, 1998.

              On August 8, 1997, ProLogis acquired the Delp Distribution Center #7 and #8 located in the Northeast sub-market of the Memphis, Tennessee market. The facility is classified as bulk distribution and consists of 189,000 square feet. The purchase price was approximately $2.7 million and there were no signed leases at the date of purchase.
The facility was 100% leased at October 31, 1998.

              On August 26, 1997, ProLogis acquired the Piedmont Court Distribution Center # 1 and #2 located in the Northeast sub-market of the Atlanta, Georgia market. The facility is classified as bulk distribution and consists of 256,066 square feet. The purchase price was approximately $5.9 million. The facility was 88% leased at the date of purchase and was 72% leased at October 31, 1998.

              On September 17, 1997, ProLogis acquired the MGI portfolio located in the Earth City, Hazelwood and Westport sub-markets of the St. Louis, Missouri market. The facilities are classified as light industrial, bulk distribution and service center and consist of 536,644 square feet. The purchase price was approximately $15.0 million. The facilities were 100% leased at the date of purchase and were 77% leased at October 31, 1998.

              On September 22, 1997, ProLogis acquired the Royal Commerce Center located in the Dallas, Texas market. The facility is classified as light industrial and bulk distribution and consists of 498,713 square feet. The purchase price was approximately $13.2 million. The facility was 98% leased at the date of purchase and was 97% leased at October 31, 1998.

              On November 12, 1997, ProLogis acquired the Freeway Distribution Center #1 - 3 located in the Central Los Angeles sub-market of the Los Angeles Basin market. The facility is classified as light industrial and bulk distribution and consists of 568,371 square feet. The purchase price was approximately $22.0 million. The facility was 100% leased at the date of purchase and at October 31, 1998.

              On December 16, 1997, ProLogis acquired the Bensenville Distribution Center #1 located in the O'Hare sub-market of the Chicago, Illinois market. The facility is classified as bulk distribution and consists of 313,102 square feet. The purchase price was approximately $6.3 million. The facility was 44% leased at the date of purchase and at October 31, 1998.

              On December 17, 1997, ProLogis acquired the Isle d'Abeau Distribution Center #1 located in the L'Isle d'Abeau sub-market of the Lyon, France market. The facility is classified as bulk distribution and consists of 296,720 square feet. The purchase price was approximately $8.3 million. The facility was 100% leased at the date of purchase and at October 31, 1998.

              On December 18, 1997, ProLogis acquired the Elk Grove Distribution Center #9 located in the O'Hare sub-market of the Chicago, Illinois market. The facility is classified as bulk distribution and consists of 38,398 square feet. The purchase price was approximately $936,000 and there were no signed leases at the date of purchase. The facility was 100% leased at October 31, 1998.

              On December 18, 1997, ProLogis acquired the Itasca Distribution Center #2 located in the O'Hare sub-market of the Chicago, Illinois market. The facility is classified as bulk distribution and consists of 48,516 square feet. The purchase price was approximately $1.9 million. The facility was vacant at the date of purchase and was 86% leased at October 31, 1998.

              On December 23, 1997, ProLogis acquired the Brunswick Distribution Center #2 located in the Route 287/I-95 sub-market of the Northern New Jersey market. The facility is classified as bulk distribution and consists of 65,907 square feet. The purchase price was approximately $2.0 million. The facility was 100% leased at the date of purchase and at October 31, 1998.

              On December 23, 1997, ProLogis acquired the Great Southwest Distribution Center #17 located in the Great Southwest sub-market of the Dallas/Ft. Worth market. The facility is classified as bulk distribution and consists of 60,000 square feet. The purchase price was approximately $1.1 million. The facility was 100% leased on the date of purchase and at October 31, 1998.

              On December 30, 1997, ProLogis acquired the Bensenville Distribution Center #2 located in the O'Hare sub-market of the Chicago, Illinois market. The facility is classified as bulk distribution and consists of 119,706 square feet. The purchase price was approximately $4.9 million. The facility was 100% leased on the date of purchase and was 80% leased at October 31, 1998.

              On January 16, 1998, ProLogis acquired the Westbelt Business Center #1 and #2 located in the West sub-market of the Columbus, Ohio market. The facility is classified as light industrial and consists of 136,206 square feet. The purchase price was approximately $3.1 million. The facility was 87% leased on the date of purchase and at October 31, 1998.

              On March 11, 1998, ProLogis acquired the National Distribution Center #1 and #2 located in the Route 287/I-95 sub-market of the Northern New Jersey market. The facility is classified as bulk distribution and consists of 120,000 square feet. The purchase price was approximately $3.4 million. The facility was 33% leased on the date of purchase and at October 31, 1998.

              On April 9, 1998, ProLogis acquired the Raines Distribution Center #1 located in the Southeast sub-market of the Memphis, Tennessee market. The facility is classified as bulk distribution and consists of 658,820 square feet. The purchase price was approximately $10.9 million. The facility was 44% leased on the date of purchase and was 69% leased at October 31, 1998.

              On April 23, 1998, ProLogis acquired the Meadowlands Distribution Center #4 - 7 located in the Meadowland sub-market of the Northern New Jersey market. The facility is classified as bulk distribution and consists of 93,297 square feet. The purchase price was approximately $5.4 million. The facility was 43% leased on the date of purchase and at October 31, 1998.

              On April 24, 1998, ProLogis acquired the North Park Distribution Center #2 located in the Northeast sub-market of the Charlotte, North Carolina market. The facility is classified as bulk distribution and consists of 243,200 square feet. The purchase price was approximately $5.8 million and the facility was vacant on the date of purchase. The facility was 68% leased at October 31, 1998.

              On May 7, 1998, ProLogis acquired the Interchange Distribution Center #5 through #7 located in the Southeast sub-market of the Nashville, Tennessee market. The facility is classified as bulk distribution and consists of 437,552 square feet. The purchase price was approximately $8.0 million. The facility was 100% leased on the date of purchase and was 29% leased at October 31, 1998.

              On May 8, 1998, ProLogis acquired the Alameda Distribution Center #2 located in the Tempe sub-market of the Phoenix, Arizona market. The facility is classified as bulk distribution and consists of 96,437 square feet. The purchase price was approximately $3.0 million. The facility was 55% leased on the date of purchase and was 27% leased at October 31, 1998.

              On May 9, 1998, ProLogis acquired the Longjumeau Distribution Center #1 located in the Orly Airport sub-market of the Paris, France market. The facility is classified as bulk distribution and consists of 213,870 square feet. The purchase price was approximately $8.2 million. The facility was 100% leased on the date of purchase and at October 31, 1998.

              On June 1, 1998, ProLogis acquired the Airpark Distribution Center #1 through #4 located in the Southside sub-market of the Louisville, Kentucky market. The facility is classified as bulk distribution and service center and consists of 640,900 square feet. The purchase price was approximately $10.6 million. The facility was 54% leased on the date of purchase and at October 31, 1998.

              On June 2, 1998, ProLogis acquired the Reynosa Industrial Center #9 located in the Reynosa Industrial Park sub-market of the Reynosa, Mexico market. The facility is classified as light industrial and consists of 54,364 square feet. The purchase price was approximately $1.2 million. The facility was 100% leased on the date of purchase and at October 31, 1998.

              On June 15, 1998, ProLogis acquired the Meadowlands Distribution Center #8 and #9 located in the Meadowland sub-market of the Northern New Jersey market. The facility is classified as bulk distribution and consists of 136,890 square feet. The purchase price was approximately $6.4 million. The facility was 26% leased on the date of purchase and was 71% leased at October 31, 1998.

              On July 15, 1998, ProLogis acquired the Copans Distribution Center #2 located in the I-95 North sub-market of the Boward County, Florida market. The facility is classified as light industrial and consists of 25,300 square feet. The purchase price was approximately $1.1 million. The facility was 100% leased on the date of purchase and at October 31, 1998.

              On July 29, 1998, ProLogis acquired the Itasca Distribution Center #3 located in the O'Hare sub-market of the Chicago, Illinois market. The facility is classified as bulk distribution and consists of 165,762 square feet. The purchase price was approximately $6.7 million. The facility was 100% leased at the date of purchase and at October 31, 1998.

              On August 5, 1998, ProLogis acquired the Earth City Industrial Center #8, #9 and #10 located in the Earth City sub-market of the St. Louis, Missouri market. The facility is classified as bulk distribution and light industrial and consists of 216,451 square feet. The purchase price was approximately $5.5 million. The facility was 96% leased at the date of purchase and at October 31, 1998.

              On August 6, 1998, ProLogis acquired the Sabal Park Distribution Center #11 and #12 located in the Tampa East sub-market of the Tampa, Florida market. The facility is classified as bulk distribution and light industrial and consists of 119,554 square feet. The purchase price was approximately $4.6 million. The facility was 80% leased on the date of purchase and at October 31, 1998.

              On August 31, 1998, ProLogis acquired the Executive Park Distribution Center #3 located in the Executive Park sub-market of the Kansas City, Missouri market. The facility is classified as bulk distribution and consists of 41,258 square feet. The purchase price was approximately $1.7 million. The facility was 100% leased on the date of purchase and at October 31, 1998.

              On October 30, 1998, ProLogis acquired the Oceanie Distribution Center #1 located in the Orly Airport sub-market of the Paris, France market. The facility is classified as bulk distribution and consists of 170,771 square feet. The purchase price was approximately $7.7 million. The facility was 100% leased on the date of purchase and at October 31, 1998.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS


              (a) Financial Statements:

                    Combined Statement of Revenue and Certain Expenses for Group G Properties and Notes thereto with Independent Public Accountants' Report thereon dated November 30, 1998

                    Combined Statement of Revenue and Certain Expenses for Group H Properties and Notes thereto with Independent Public Accountants' Report thereon dated November 30, 1998

              (b) Pro Forma Financial Information:

                    Pro  Forma  Condensed   Consolidated  Balance  Sheet  as  of
                    September 30, 1998 (unaudited)


                    Pro Forma Condensed Consolidated Statement of Earnings from Operations for the nine months ended September 30, 1998 (unaudited)


                    Pro Forma Condensed Consolidated Statement of Earnings from Operations for the year ended December 31, 1997 (unaudited)


                    Notes  to  Pro  Forma   Condensed   Consolidated   Financial
                    Statements

              (c) Exhibits:

                      Exhibit 23 -    Consent of Independent Public Accountants

                                   SIGNATURES


              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                 PROLOGIS TRUST




                                            By: /s/ Edward F. Long
                                            -----------------------------
                                                    Edward F. Long
                                                    Vice President



Date: February 24, 1999                     By: /s/ Shari J. Jones
                                            -----------------------------
                                                    Shari J. Jones
                                                    Vice President
                                            (Principal Accounting Officer)

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    ----------------------------------------



To the Board of Trustees and Shareholders of ProLogis Trust:


              We have audited the accompanying combined statement of revenue and certain expenses of PROLOGIS TRUST GROUP G PROPERTIES (described in Note 1) for the year ended December 31, 1996. This financial statement is the responsibility of Group G Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

              We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

              The accompanying combined statement of revenue and certain expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in the Form 8-K of ProLogis Trust and is not intended to be a complete presentation of the Group G Properties' combined revenue and certain expenses.

              In our opinion, the financial statement referred to above presents fairly, in all material respects, the combined revenue and certain expenses of ProLogis Trust Group G Properties for the year ended December 31, 1996, in conformity with generally accepted accounting principles.




                                                    ARTHUR ANDERSEN LLP


Chicago, Illinois
November 30, 1998









                                        9
PAGE>

                                 PROLOGIS TRUST
                               GROUP G PROPERTIES
               COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES
                      For the Year Ended December 31, 1996
                                 (In thousands)

REVENUE:
     Minimum rents                                               $    7,574
     Expense reimbursements                                             685
                                                                 ----------

                  Total revenue                                       8,259

CERTAIN EXPENSES:
     Real estate taxes                                                1,365
     Property operating expenses                                        776
     Insurance                                                          227
     Management fees                                                    275
                                                                 ----------

                  Total certain expenses                              2,643
                                                                 ----------
REVENUE IN EXCESS OF CERTAIN EXPENSES                            $    5,616
                                                                 ==========





























                 See accompanying notes to combined statement of
                         revenue and certain expenses.

                                 PROLOGIS TRUST
                               GROUP G PROPERTIES
                     NOTES TO COMBINED STATEMENT OF REVENUE
                              AND CERTAIN EXPENSES
                      For the Year Ended December 31, 1996


1.   BASIS OF PRESENTATION:

         The accompanying combined statement of revenue and certain expenses for the year ended December 31, 1996, relates to the operations of the following properties ("Group G properties") which were acquired from unaffiliated parties by ProLogis Trust ("ProLogis") between January 1, 1997 and November 12, 1997.

     Acquisition                                                    Acquisition
        Date              Property Name                Location        Cost
        ----              -------------                --------        ----
                                                                      (In thousands)
     06/12/97   Great Southwest Distribution Centers
                     #14, #15 and #16                 Dallas, TX       $ 6,909
     06/27/97   Elmhurst Dist. Center #1 and Woodale
                     Dist. Center                     Chicago, IL        6,509
     06/27/97   Earth City Industrial Center #1-4     St. Louis, MO     11,875
     08/26/97   Piedmont Court Distribution Center
                     #1 and #2                        Atlanta, GA        5,898
     09/17/97   MGI Portfolio  St. Louis, MO                            15,023
     09/22/97   Royal Commerce Center                 Dallas, TX        13,165
     11/12/97   Freeway Distribution Center #1-3      Los Angeles, CA   22,034
                                                                       -------

                                                                       $81,413
                                                                       =======

         The Group G Properties have an aggregate net leasable area of 2.8 million square feet and were 85.0% leased as of December 31, 1996.

         The accompanying financial statement excludes certain expenses, such as interest, depreciation and amortization, professional fees and other costs not directly related to the future operations of the Group G Properties that may not be comparable to the expenses expected to be incurred by ProLogis in the proposed future operations of the Group G Properties. Management is not aware of any material factors relating to these properties which would cause the reported financial information not to be necessarily indicative of future operating results.

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.









                                       11
PAGE>

                                 PROLOGIS TRUST
                               GROUP G PROPERTIES
                     NOTES TO COMBINED STATEMENT OF REVENUE
                        AND CERTAIN EXPENSES (CONTINUED)
                      For the Year Ended December 31, 1996


2.   MORTGAGE NOTES:

         In connection with the acquisition of a certain Group G property, ProLogis assumed existing indebtedness of approximately $8.7 million. This mortgage note bears interest at 7.75% and is due in installments through October 2010. Approximate principal payments due on the mortgage note on the Group G property acquired are as follows (in thousands):

               1997 (from date of acquisition)             $        97
               1998                                                407
               1999                                                440
               2000                                                475
               2001                                                513
               Thereafter                                        6,759
                                                           -----------

                                                           $     8,691
                                                           ===========

3. RELATED-PARTY TRANSACTIONS:

         Included  in  management  fees  is   approximately   $114,000  paid  to
affiliates of the prior owners under property management agreements.

4.   FUTURE MINIMUM RENTS RECEIVABLE:

         All of the Group G Properties are leased to tenants under agreements which are classified as operating leases. The leases generally provide for payment of utilities, property taxes and insurance by the tenant. As of December 31, 1996, minimum lease payments receivable on noncancelable leases with lease periods greater than one year were as follows (in thousands):

               1997                                        $     7,625
               1998                                              6,989
               1999                                              5,018
               2000                                              4,030
               2001                                              3,102
               Thereafter                                        2,673
                                                           -----------

                                                           $    29,437
                                                           ===========

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    ----------------------------------------



To the Board of Trustees and Shareholders of ProLogis Trust:


              We have audited the accompanying combined statement of revenue and certain expenses of PROLOGIS TRUST GROUP H PROPERTIES (described in Note 1) for the year ended December 31, 1997. This financial statement is the responsibility of Group H Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

              We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

              The accompanying combined statement of revenue and certain expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in the Form 8-K of ProLogis Trust and is not intended to be a complete presentation of the Group H Properties' combined revenue and certain expenses.

              In our opinion, the financial statement referred to above presents fairly, in all material respects, the combined revenue and certain expenses of ProLogis Trust Group H Properties for the year ended December 31, 1997, in conformity with generally accepted accounting principles.




                                                    ARTHUR ANDERSEN LLP


Chicago, Illinois
November 30, 1998








                                       13
PAGE>

                                 PROLOGIS TRUST
                               GROUP H PROPERTIES
               COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES
               For the Year Ended December 31, 1997 and the Period
                from January 1, 1998 to the Dates of Acquisition
                                 (In thousands)

                                                                  Period From
                                                                   January 1,
                                                  Year Ended      1998 to the
                                                  December 31,     Dates of
                                                      1997        Acquisition
                                                   (Audited)      (Unaudited)
                                                  -----------     -----------

REVENUE:
     Minimum rents                                $     1,415     $       830
     Expense reimbursements                               111              64
                                                  -----------     -----------

                  Total revenue                         1,526             894

CERTAIN EXPENSES:
     Real estate taxes                                    293             172
     Property operating expenses                           79              42
     Insurance                                             30              18
     Management fees                                       45              26
                                                  -----------     -----------

                  Total certain expenses                  447             258
                                                  -----------     -----------

REVENUE IN EXCESS OF CERTAIN EXPENSES             $     1,079     $       636
                                                  ===========     ===========






















                 See accompanying notes to combined statement of
                         revenue and certain expenses.

                                 PROLOGIS TRUST
                               GROUP H PROPERTIES
                     NOTES TO COMBINED STATEMENT OF REVENUE
                              AND CERTAIN EXPENSES
               For the Year Ended December 31, 1997 and the Period
                from January 1, 1998 to the Dates of Acquisition


1.   BASIS OF PRESENTATION:

         The accompanying combined statement of revenue and certain expenses for the year ended December 31, 1997, relates to the operations of the following properties ("Group H Properties") which were acquired from unaffiliated parties by ProLogis Trust ("ProLogis") between January 1, 1998 and November 30, 1998.



 Acquisition                                                      Acquisition
    Date               Property Name              Location            Cost
    ----               -------------              --------        ------------
                                                                 (In thousands)
  07/29/98     Itasca Distribution Center #3    Chicago, IL       $     6,727
  08/05/98     Earth City Industrial Center
                    #8, #9 and #10              St. Louis, MO           5,489
                                                                  -----------

                                                                  $    12,216
                                                                  ===========

         The Group H Properties have an aggregate net leasable area of 382,000 square feet and were 98% leased as of December 31, 1997.

         The accompanying financial statement excludes certain expenses, such as interest, depreciation and amortization, professional fees and other costs not directly related to the future operations of the Group H Properties that may not be comparable to the expenses expected to be incurred by ProLogis in the proposed future operations of the Group H Properties. Management is not aware of any material factors relating to these properties which would cause the reported financial information not be necessarily indicative of future operating results.

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         The accompanying combined statement of revenue and certain expenses for the period from January 1, 1998 to the dates of acquisition is unaudited. In the opinion of management, all adjustments necessary for a fair presentation of such combined statement of revenue and certain expenses have been included.

                                 PROLOGIS TRUST
                               GROUP H PROPERTIES
                     NOTES TO COMBINED STATEMENT OF REVENUE
                        AND CERTAIN EXPENSES (CONTINUED)
             For the Year Ended December 31, 1997 and for the Period
                from January 1, 1998 to the Dates of Acquisition


2.   MORTGAGE NOTES:

         In connection with the acquisition of a certain Group H property, ProLogis assumed existing indebtedness of approximately $2.3 million. This mortgage note bears interest at 8.5% and is due in installments through July 2010. Approximate principal payments due on the mortgage note on the Group H property acquired are as follows (in thousands):


             1998 (from date of acquisition)             $        38
             1999                                                121
             2000                                                132
             2001                                                143
             2002                                                156
             Thereafter                                        1,730
                                                         -----------

                                                         $     2,320
                                                         ===========

3. RELATED-PARTY TRANSACTIONS:

         Included in management fees is approximately $35,000 and $26,000 paid to affiliates of the prior owners under property management agreements for 1997 and 1998, respectively.

4.   FUTURE MINIMUM RENTS RECEIVABLE:

         All of the Group H Properties are leased to tenants under agreements which are classified as operating leases. The leases generally provide for payment of utilities, property taxes and insurance by the tenant. As of December 31, 1997, minimum lease payments receivable on noncancelable leases with lease periods greater than one year were as follows (in thousands):


             1998                                        $     1,406
             1999                                                868
             2000                                                188
             2001                                                110
             2002                                                 90
             Thereafter                                           19
                                                         -----------

                                                         $     2,681
                                                         ===========

                                 PROLOGIS TRUST

                        PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS

                                   (Unaudited)


         The accompanying pro forma condensed consolidated financial statements for ProLogis reflect the acquisition by ProLogis of certain properties subsequent to December 31, 1996 as discussed in Item 5 of this Current Report on Form 8-K/A. The pro forma condensed consolidated financial statements have been prepared based upon certain pro forma adjustments to the historical financial statements of ProLogis.

         The accompanying pro forma condensed consolidated balance sheet as of September 30, 1998 has been prepared as if the facility acquired subsequent to September 30, 1998 had been acquired as of that date.

         The  accompanying  pro  forma  condensed  consolidated   statements  of
earnings from operations for the nine months ended September 30, 1998 and the year ended December 31, 1997 have been prepared as if:

         (i) the acquisition of facilities acquired subsequent to December 31, 1996, as discussed in Item 5 of this Current Report on Form 8-K/A, had occurred as of January 1, 1997;
         (ii) the assumption of certain mortgage debt associated with the acquisition of certain of the facilities noted in (i) above had occurred as of January 1, 1997; and,
         (iii) the issuance of senior unsecured notes subsequent to December 31, 1996, necessary to fund the pro forma acquisitions noted in (i) above, had occurred as of January 1, 1997.

         The pro forma condensed consolidated financial statements do not purport to be indicative of the financial position or results of operations which would actually have been obtained had the transactions described above been completed on the dates indicated or which may be obtained in the future. The pro forma condensed consolidated financial statements should be read in conjunction with the Combined Statements of Revenue and Certain Expenses included herein and the historical financial statements included in ProLogis' 1997 Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the nine months ended September 30, 1998. In management's opinion, all material adjustments necessary to reflect the effects of these transactions have been made to the pro forma condensed consolidated financial statements.

                                 PROLOGIS TRUST
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               September 30, 1998
                      (In thousands, except share amounts)
                                   (Unaudited)


                                                                                      Pro Forma
                                                                                      Adjustments -
                           ASSETS                                     Historical      Acquisitions        Pro Forma
                           ------                                    -------------    -------------     -------------

Real estate:                                                         $   3,483,817    $       7,663 (a) $   3,491,480
     Less accumulated depreciation                                         231,526               --           231,526
                                                                     -------------    -------------     -------------

                  Net real estate investments                            3,252,291            7,663         3,259,954
     Investment in and advances to unconsolidated subsidiaries             525,138               --           525,138
     Cash and cash equivalents                                              31,650           (4,138) (b)       27,512
     Accounts receivable and other assets                                  115,049               --           115,049
                                                                     -------------    -------------     -------------
                  Total assets                                       $   3,924,128    $       3,525     $   3,927,653
                                                                     =============    =============     =============

             LIABILITIES AND SHAREHOLDERS' EQUITY
             ------------------------------------

Liabilities:
     Lines of credit                                                 $     159,500    $          --     $     159,500
     Short-term borrowings                                                 150,000               --           150,000
     Mortgage notes and assessment bonds payable                           134,534            3,525 (c)       138,059
     Long-term debt                                                        958,586               --           958,586
     Accounts payable and other liabilities                                155,898               --           155,898
                                                                     -------------    -------------     -------------
                  Total liabilities                                      1,558,518            3,525         1,562,043

Minority interest                                                           51,358               --            51,358

Shareholders' equity:
     Series A Preferred Shares                                             135,000               --           135,000
     Series B Convertible Preferred Shares                                 194,925               --           194,925
     Series C Preferred Shares                                             100,000               --           100,000
     Series D Preferred Shares                                             250,000               --           250,000
     Common Shares of beneficial interest, $.01 par value;
         123,091,696 shares historical
         and pro forma                                                       1,231               --             1,231
     Additional paid-in capital                                          1,899,342               --         1,899,342
     Employee share purchase notes                                         (25,660)              --           (25,660)
     Accumulated other comprehensive income                                    307               --               307
     Distributions in excess of net earnings                              (240,893)              --          (240,893)
                                                                     -------------    -------------     -------------
                  Total shareholders' equity                             2,314,252               --         2,314,252
                                                                     -------------    -------------     -------------
                  Total liabilities and shareholders' equity         $   3,924,128    $       3,525     $   3,927,653
                                                                     =============    =============     =============










          The accompanying notes are an integral part of the pro forma condensed consolidated financial statements.

                                 PROLOGIS TRUST
                  PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF
                            EARNINGS FROM OPERATIONS
                      Nine Months Ended September 30, 1998
                      (In thousands, except per share data)
                                   (Unaudited)

                                                                                       Acquisitions
                                                      ProLogis                          Pro Forma          ProLogis
                                                     Historical        Historical      Adjustments         Pro Forma
                                                    ------------      ------------     ------------       -----------

Income:
     Rental income                                  $    251,605      $      4,411 (d) $         --       $   256,016
     Other real estate income                             10,542                --               --            10,542
     Income from unconsolidated subsidiaries               1,930                --               --             1,930
     Interest and other income                             7,348                --               --             7,348
                                                    ------------      ------------     ------------       -----------
                  Total income                           271,425             4,411               --           275,836
                                                    ------------      ------------     ------------       -----------

Expenses:
     Rental expenses, net of recoveries                   20,458               392 (d)           29 (e)        20,879
     General and administrative                           14,060                --               --            14,060
     Administrative services fee paid to affiliate         1,566                --               --             1,566
     Depreciation and amortization                        73,684                --            1,111 (f)        74,795
     Mortgage interest                                     4,058                --              643 (g)         4,701
     Interest on general debt                             48,397                --            2,276 (h)        50,673
     Interest rate hedge expense                          27,652                --               --            27,652
     Other                                                 4,096                --               --             4,096
                                                    ------------      ------------     ------------       -----------
                  Total expenses                         193,971               392            4,059           198,422
                                                    ------------      ------------     ------------       -----------

Earnings from operations before minority
     interest, excluding gains on dispositions            77,454             4,019           (4,059)           77,414
Minority interest share in net earnings                    3,101                --               --             3,101
                                                    ------------      ------------     ------------       -----------

Earnings from operations, excluding gains on
     dispositions                                         74,353             4,019           (4,059)           74,313
Less preferred share dividends                            35,543                --               --            35,543
                                                    ------------      ------------     ------------       -----------

Net earnings from operations attributable to
     Common Shares                                  $     38,810      $      4,019     $     (4,059)      $    38,770
                                                    ============      ============     ============       ===========

Weighted average Common Shares
     outstanding - basic (i)                             121,183                --               --           121,183
                                                    ============      ============     ============       ===========
Weighted average Common Shares
     outstanding - diluted (i)                           121,421                --               --           121,421
                                                    ============      ============     ============       ===========

Per share net earnings from operations
     attributable to Common Shares:
         Basic (i)                                  $       0.32                --               --       $      0.32
                                                    ============      ============     ============       ===========
         Diluted (i)                                $       0.32                --               --       $      0.32
                                                    ============      ============     ============       ===========







          The accompanying notes are an integral part of the pro forma condensed consolidated financial statements.

                                 PROLOGIS TRUST
                  PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF
                            EARNINGS FROM OPERATIONS
                          Year Ended December 31, 1997
                      (In thousands, except per share data)
                                   (Unaudited)


                                                                                      Acquisitions
                                                      ProLogis                          Pro Forma          ProLogis
                                                     Historical       Historical       Adjustments         Pro Forma
                                                   -------------     ------------     -------------       -----------

Income:
     Rental income                                 $     284,533     $      21,461 (d)$          --       $   305,994
     Other real estate income                             12,291                --               --            12,291
     Income from unconsolidated subsidiaries               3,278                --               --             3,278
     Interest and other income                             2,392                --               --             2,392
                                                   -------------     -------------    -------------       -----------
                  Total income                           302,494            21,461               --           323,955
                                                   -------------     -------------    -------------       -----------

Expenses:
     Rental expenses, net of recoveries                   27,008             4,175 (d)         (131)(e)        31,052
     Depreciation and amortization                        76,562                --            5,515 (f)        82,077
     Mortgage interest                                    10,403                --            1,823 (g)        12,226
     General and administrative                            5,742                --               --             5,742
     REIT management fee paid to an affiliate             17,791                --            2,147 (j)        19,938
     Administrative services fee paid to an
          affiliate                                        1,113                --               --             1,113
     Interest on general debt                             42,301                --           12,676 (h)        54,977
     Costs incurred in acquiring management
         companies from affiliate                         75,376                --               --            75,376
     Foreign exchange loss                                 6,376                --               --             6,376
     Other                                                 3,891                --               --             3,891
                                                   -------------     -------------    -------------       -----------
                  Total expenses                         266,563             4,175           22,030           292,768
                                                   -------------     -------------    -------------       -----------

Earnings from operations before minority
     interest, excluding gains on dispositions            35,931            17,286          (22,030)           31,187
Minority interest share in net earnings                    3,560                --               --             3,560
                                                   -------------     -------------    -------------       -----------

Earnings from operations, excluding gains
     on dispositions                                      32,371            17,286          (22,030)           27,627
Less preferred share dividends                            35,318                --               --            35,318
                                                   -------------     -------------    -------------       -----------

Net loss from operations attributable to
     Common Shares$                                       (2,947)    $      17,286    $     (22,030)      $    (7,691)
                                                   =============     =============    =============       ===========
Weighted average Common Shares
     outstanding - basic (i)                             100,729                --               --           100,729
                                                   =============     =============    =============       ===========
Weighted average Common Shares
     outstanding - diluted (i)                           100,729                --               --           100,729
                                                   =============     =============    =============       ===========

Per share loss from operations attributable
     to Common Shares:
         Basic (i)                                 $       (0.03)               --               --       $     (0.08)
                                                   =============     =============    =============       ===========
         Diluted (i)                               $       (0.03)               --               --       $     (0.08)
                                                   =============     =============    =============       ===========




          The accompanying notes are an integral part of the pro forma condensed consolidated financial statements.

                                 PROLOGIS TRUST
                    NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS
                    September 30, 1998 and December 31, 1997
                                   (Unaudited)


(a) Represents the acquisition of the Oceanie Distribution Center #1 in Paris, France on October 30, 1998. The purchase price of the facility was $7.7 million and $3.5 million of existing mortgage debt was assumed.

(b) Represents the use of cash on hand to fund the cash portion of the pro forma acquisition discussed in footnote (a).

(c) Represents the assumption of mortgage debt associated with the pro forma acquisition discussed in footnote (a).

(d) Represents historical revenues and certain expenses of the facilities acquired by ProLogis subsequent to December 31, 1996 as discussed in
       Item 5 of this Current Report on Form 8-K/A. The total historical acquisition adjustment reflects the period from January 1, 1997 to the earlier of the respective dates of acquisition, December 31, 1997 or September 30, 1998 as applicable (results of operation after the dates of acquisition are included in ProLogis' historical operating results). Historical acquisition revenues and certain expenses exclude amounts which would not be comparable to the proposed future operations of the facilities such as certain interest expense, interest income, income taxes and depreciation.

(e) Represents the adjustment to historical property management expenses for the periods indicated to reflect these expenses at the level they would have been had ProLogis owned the facilities as of January 1, 1997.

(f) Reflects the recognition of depreciation expense associated with the pro forma acquisitions, discussed in Item 5 of this Current Report on Form 8-K/A and in footnote (d), for the periods indicated. This depreciation adjustment is based on ProLogis' purchase cost assuming asset lives of 30 years. Depreciation is computed using a straight-line method.

(g) Reflects the recognition of interest expense on mortgage debt for the periods indicated as if the debt had been assumed by ProLogis on January 1, 1997. Mortgage debt assumed in conjunction with the acquisition of certain of the facilities acquired subsequent to December 31, 1996, discussed in Item 5 of this Current Report on Form 8-K and in footnote
       (d), bear interest at fixed rates ranging from 7.75% to 10.60%.

(h) Represents additional interest expense on senior unsecured debt securities. The adjustment assumes that the issuance of senior unsecured debt securities necessary to fund pro forma acquisitions, discussed in
       Item 5 of this Current Report on Form 8-K/A and in footnote (d), occurred on January 1, 1997. The adjustment is based on a weighted average effective interest rate of 7.05% for the nine months ended September 30, 1998 and 7.17% for the year ended December 31, 1997.

                                 PROLOGIS TRUST
                    NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                        FINANCIAL STATEMENTS (CONTINUED)
                                   (Unaudited)

(i) A reconciliation of the denominator used to calculate basic net earnings per Common Share to the denominator used to calculate diluted net earnings per Common Share for the nine months ended September 30, 1998 is as follows (in thousands, except per Common Share amounts):

                                                                        Nine Months Ended September 30, 1998
                                                                   -----------------------------------------------
                                                                                      Pro Forma
                                                                     Historical      Adjustments       Pro Forma
                                                                   -------------     -----------     -------------

       Net earnings from operations attributable to
         Common Shares                                             $      38,810     $       (40)    $      38,770
                                                                   =============     ===========     =============

       Weighted average Common Shares outstanding - basic                121,183              --           121,183
       Incremental options and warrants                                      238              --               238
                                                                   -------------     -----------     -------------
       Adjusted weighted-average Common Shares
         outstanding - diluted (1)                                       121,421              --           121,421
                                                                   =============     ===========     =============

       Per share net earnings from operations attributable
          to Common Shares:
              Basic                                                $        0.32     $        --     $        0.32
                                                                   =============     ===========     =============
              Diluted (1)                                          $        0.32     $        --     $        0.32
                                                                   =============     ===========     =============

---------------

(1) For the nine months ended September 30, 1998, there were 10,156 weighted average Series B Preferred Shares and 5,070 limited partnership units outstanding on an as-converted basis that were not assumed to be converted into Common Shares for purposes of calculating diluted earnings per Common Share as the effect was antidilutive.

       Because ProLogis has a net loss for the year ended December 31, 1997 (historical and pro forma), the effect of all potentially dilutive Common Shares is anti-dilutive. Consequently, basic and diluted loss per Common Share are the same.

(j) Represents the additional REIT management fee that would have been paid for the period from January 1, 1997 to September 8, 1997 (the period the REIT management agreement was in effect) resulting from the additional cash flow, as defined, generated by the pro forma acquisitions discussed in Item 5 of this Current Report on Form 8-K/A and in footnote (d).